Exhibit 13
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Robert R. Frederick, Director and Senior Vice President of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-118362
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43773
Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45379
Merrill Lynch Life Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-73544
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	333-91098
Merrill Lynch Life Variable Life Separate Account II	Merrill Lynch Prime V	033-43058
Merrill Lynch Life Insurance Company	RateMaxSM	333-133225
Merrill Lynch Life Insurance Company	Asset ISM	333-133223
     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2008.

/s/ Robert R. Frederick
Robert R. Frederick
Director and Senior Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, Director and Treasurer, and Chief Financial Officer of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-118362
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43773
Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45379
Merrill Lynch Life Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-73544
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	333-91098
Merrill Lynch Life Variable Life Separate Account II	Merrill Lynch Prime V	033-43058
Merrill Lynch Life Insurance Company	RateMaxSM	333-133225
Merrill Lynch Life Insurance Company	Asset ISM	333-133223
     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2008.

/s/ John T. Mallett
John T. Mallett
Director and Treasurer and Chief Financial Officer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Lon J. Olejniczak, Director and President of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-118362
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43773
Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45379
Merrill Lynch Life Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-73544
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	333-91098
Merrill Lynch Life Variable Life Separate Account II	Merrill Lynch Prime V	033-43058
Merrill Lynch Life Insurance Company	RateMaxSM	333-133225
Merrill Lynch Life Insurance Company	Asset ISM	333-133223
     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2008.

/s/ Lon J. Olejniczak
Lon J. Olejniczak
Director and President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Brian C. Scott, Director and Senior Vice President - Operations of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-118362
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43773
Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45379
Merrill Lynch Life Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-73544
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	333-91098
Merrill Lynch Life Variable Life Separate Account II	Merrill Lynch Prime V	033-43058
Merrill Lynch Life Insurance Company	RateMaxSM	333-133225
Merrill Lynch Life Insurance Company	Asset ISM	333-133223
     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2008.

/s/ Brian C. Scott
Brian C. Scott
Director and Senior Vice President — Operations

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Ronald L. Ziegler, Director and Senior Vice President of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-118362
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43773
Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45379
Merrill Lynch Life Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-73544
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	333-91098
Merrill Lynch Life Variable Life Separate Account II	Merrill Lynch Prime V	033-43058
Merrill Lynch Life Insurance Company	RateMaxSM	333-133225
Merrill Lynch Life Insurance Company	Asset ISM	333-133223
     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2008.

/s/ Ronald L. Ziegler
Ronald L. Ziegler
Director and Senior Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Vice President and Corporate Controller of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-118362
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43773
Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45379
Merrill Lynch Life Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-73544
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	333-91098
Merrill Lynch Life Variable Life Separate Account II	Merrill Lynch Prime V	033-43058
Merrill Lynch Life Insurance Company	RateMaxSM	333-133225
Merrill Lynch Life Insurance Company	Asset ISM	333-133223
     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2008.

/s/ Eric J. Martin
Eric J. Martin
Vice President and Corporate Controller